Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ ERIC J. CREMERS
Eric J. Cremers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ SCOTT R. JONES
Scott R. Jones

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ KEITH E. BASS
Keith E. Bass

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ MICHAEL J. COVEY
Michael J. Covey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ ANN C. NELSON
Ann C. Nelson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ LINDA M. BREARD
Linda M. Breard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ GREGG A. GONSALVES
Gregg A. Gonsalves

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ D. MARK LELAND
D. Mark Leland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark D. McHugh, Wayne Wasechek and Mark R. Bridwell, his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	February 23, 2026	/s/ LENORE M. SULLIVAN
Lenore M. Sullivan